Related parties	12 Months Ended
Dec. 31, 2024
Related Party Transactions [Abstract]
Related parties

14. Related parties

The Company’s research and development expenses are a combination of third-party expenses, and related party expenses, as detailed below:

	For the Year Ended December 31, 2024
	Third Parties	Related Parties	Total
(In Euros)
Consultants & other third parties	€262,229	€753,679	€1,015,908
Materials & supplies	2,301,038	-	2,301,038
Compensation (including share-based)	744,959	695,764	1,440,723
Travel & entertainment	29,137	-	29,137
Other	26,048	-	26,048
Total	€3,363,410	€1,449,443	€4,812,854

	For the Year Ended December 31, 2023
	Third Parties	Related Parties	Total
(in Euros)
Consultants & other third parties	€305,289	€1,331,166	€1,636,455
Materials & supplies	3,639,920	-	3,639,920
Compensation (including share-based)	467,557	645,932	1,113,489
Travel & entertainment	44,243	-	44,243
Other	39,965	369	40,334
Total	€4,496,974	€1,977,467	€6,474,441

	For the Year Ended December 31, 2022
	Third Parties	Related Parties	Total
		(in Euros)
Consultants & other third parties	€804,341	€726,082	€1,530,423
Materials & supplies	2,790,982	-	2,790,982
Compensation (including share-based)	412,085	580,196	992,281
Other	25,276	-	25,276
Total	€4,032,684	€1,306,278	€5,338,962

Related party R&D expenses for consultants & other third parties refer mainly to the costs of preclinical and clinical activities charged by OSR. R&D costs for materials & supplies relate mainly to manufacturing costs charged by the Company’s main manufacturing vendor, AGC Biologics. Compensation costs relate to R&D personnel wages, salaries, and share-based compensation including social contribution and other related personnel costs. Travel & entertainment expenses relate mainly to business trips and scientific conferences. Other R&D expenses relate to minor general operating costs.

The Company recorded research and development expenses of approximately €4.8 million in 2024, €6.5 million in 2023, and €5.3 million in 2022. The tax credit compensation effect was approximately €0.5 million in 2024, €0.4 million in 2023, and €0.7 million in 2022. Net of tax credit compensation effect, during 2024, the Company had a decrease in research and development expenses of approximately €1.7 million.

The decrease in R&D expenses of approximately €1.7 million was mainly due to several factors as explained above under the section Results of Operations Comparison of Year Ended December 31, 2024 to Year Ended December 31, 2023.

The increase in research and development expenses related parties for the year ended December 31, 2023, compared to the year ended December 31, 2022, was due to the increase in the number of treated patients and related clinical trial activities. Furthermore, the increase was also determined by the reduction in the offsetting effect of research and development tax credits as a consequence of the reduction from 20% to 10% of the calculation percentage to apply to the relevant research and development expenses.

The Company’s general and administrative expenses are also a combination of third-party and related party expenses, as detailed below:

	For the Year Ended December 31, 2024
	Third Parties	Related Parties	Total
(In Euros)
Compensation (including share-based)	€1,019,056	€1,459,302	€2,478,358
Accounting, legal & other professional	828,592	-	828,592
Communication & IT related Facility	188,951		188,951
Facility & insurance related	3,348	14,795	18,143
Consultants & other third parties	561,458	-	561,458
Other	874,165	1,789	875,954
Total	€3,475,570	€1,475,886	€4,951,456

	For the Year Ended December 31, 2023
	Third Parties	Related Parties	Total
(In Euros)
Compensation (including share-based)	€1,218,299	€1,317,068	€2,535,367
Accounting, legal & other professional	1,026,534	-	1,026,534
Communication & IT related Facility	166,416		166,416
Facility & insurance related	6,180	15,731	21,911
Consultants & other third parties	610,103	-	610,103
Other	896,018	2,152	898,170
Total	€3,923,550	€1,334,951	€5,258,501

	For the Year Ended December 31, 2022
	Third Parties	Related Parties	Total
		(in Euros)
Compensation (including share-based)	€1,293,880	€1,268,974	€2,562,854
Accounting, legal & other professional	781,817	-	781,817
Communication & IT related	171,380	-	171,380
Facility & insurance related	1,241,692	14,815	1,256,507
Consultants & other third parties	593,788	-	593,788
Other	331,824	6,860	338,684
Total	€4,414,381	€1,290,649	€5,705,030

General and administrative expenses were approximately €5.0 million for the year ended December 31, 2024, as compared to approximately €5.3 million for the year ended December 31, 2023. The decrease of approximately €0.3 million was primarily due to the combined effect of:

1)	a net decrease in accounting, legal and other professional (approximately €62,000) as the combined effect of the following main changes in the costs category: a decrease in external audit expenses due to the change of the audit company in the second half of 2023 (approximately €167,000); an increase in legal fees due to the amendment of the Sales Agent Agreement related to the ATM Offering program (approximately €130,000), and other minor costs decrease (approximately €25,000);

2)	an increase in communication and IT related costs (approximately €23,000) mainly due to the cybersecurity system implementation;

3)	a net decrease in consultants and other third party costs (approximately €26,000) as result of the combined effect of the reclassification of Board of Director cost from payroll expense to consultant expense (approximately €60,000), and the termination of some consultancy agreements (approximately €86,000); and,

4)	a net decrease in other general and administrative costs (approximately €22,000) as a combined effect of: a decrease in the limited liability (“D&O”) insurance cost (approximately €259,000); an increase in patent maintenance costs (approximately €134,000), and several other cumulative change (approximately €100,000).

There were no significant changes in general and administrative expenses related parties during the year ended December 31, 2023, compared to the year ended December 31, 2022. General and administrative expenses, other than related party, decreased mainly because of the decrease in the Company’s limited liability insurance cost, aka director and officer (“D&O”) insurance.

The Company’s accounts payable to related parties are comprised as follows:

	At December 31,
	2024	2023	2022
		(in Euros)
San Raffaele Hospital (OSR)	€180,116	€170,888	€150,206
Carlo Russo	-	-	198
Richard Slansky	-	-	1,584
Total	€180,116	€170,888	€151,988

The Company’s accrued expenses to related parties are comprised as follows:

	At December 31,
	2024	2023	2022
		(in Euros)
San Raffaele Hospital (OSR)	€128,188	€413,935	€176,559
Pierluigi Paracchi	336,000	175,254	112,501
Richard Slansky	243,101	116,738	81,369
Carlo Russo	324,055	155,651	118,778
Total	€1,031,345	€861,578	€489,207

The Company has identified the following related parties:

●	Pierluigi Paracchi (director and co-founder of the Company);

●	Luigi Naldini (co-founder of the Company and chair of the scientific advisory board);

●	Bernhard Rudolph Gentner (co- founder of the Company and member of the scientific advisory board);

●	Carlo Russo (former XDG Biomed - chief medical officer); and,

●	Richard Slansky (chief financial officer);

●	OSR - San Raffaele Hospital (co-founder of the Company, shareholder, main service provider for clinical activity and licensor of brands of any product that can be obtained through research).

The following is a description of the nature of the transactions between the Company and these related parties:

Pierluigi Paracchi

Mr. Pierluigi Paracchi is the Chief Executive Officer, Chairman and co-founder of the Company. Prior to the Company’s conversion, he was the Chief Executive Officer, Vice-Chairman, and co-founder. His current employment arrangement with the Company provides an annual gross salary of €420,000 plus a 40% annual bonus subject to Board approval. Mr. Paracchi also has use of a Company car, for which the Company entered an operating lease agreement in February 2022.

For the year ended December 31, 2024, 2023, and 2022, the Company expensed approximately €688,000 €692,000, and €624,000, respectively, related to compensation for Mr. Paracchi. In July 2024, Mr. Paracchi received options on 120,000 shares of GNTA stock.

At December 31, 2024 and 2023, the Company accrued €168,000 for Mr. Paracchi’s bonus to reward the activity performed respectively in 2024 and 2023. Mr. Paracchi’s bonus for 2024 and 2023 remained unpaid at December 31, 2024 so that the bonus outstanding payment at December 31, 2024 amount to €336,000. At December 31, 2022, the Company accrued €112,501 for Mr. Paracchi’s bonus from July to December. Mr. Paracchi’s bonus for 2022 was paid in March 2023.

In April 2022, Mr. Paracchi received a bonus of €60,000 (gross amount), of which €23,000 related to the activity performed in the second half of 2021 and €37,000 for the activity performed following the IPO in the first few months of 2022. In July 2022, the Board approved an increase in Mr. Paracchi’s bonus from 20% to 40% to begin effective January 1, 2023.

Luigi Naldini/Bernhard Rudolph Gentner

Drs. Naldini and Gentner are co-founders of Genenta and part of the SAB – Scientific Advisory Board, with Dr. Naldini as Chairman, and Dr. Gentner as a member. Dr. Naldini has an advisory agreement approved by the Board of Directors and performs pre-clinical studies for the Company. In particular, the pre-clinical experiments are in solid tumor indications. The last consulting agreement with Dr. Naldini was signed on June 20, 2022, which included an annual fee of €100,000 starting July 1, 2022.

At December 31, 2024 and 2023, Dr. Naldini billed €100,000, respectively, and all the issued invoices were paid before December 31st of each year.

Dr. Gentner, like Dr. Naldini, oversees pre-clinical research related to the Company’s platform technology. In addition, he analyzes clinical biological data. The last agreement with Dr. Gentner started on July 1, 2022, and provided fees in the amount of €45,000 per year.

At December 31, 2024 and 2023, Dr. Gentner billed €45,000, respectively, and all the issued invoices were paid before December 31st of each year. In addition, during 2024, Dr. Gentner billed €5,000 for other consultancy activities and those invoices were paid in the same year.

Carlo Russo – former XDG Biomed LLC

XDG Biomed (XDG) is Dr. Carlo Russo’s LLC. Dr. Russo had a contract with XDG, and the Company’s Board of Directors approved the agreement along with multiple amendments. Dr. Russo, via XDG, served as the Company’s Chief Medical Officer and Head of Development. Dr. Russo is responsible for the clinical development of Temferon™, the Company’s gene therapy platform. The applicable recurring fees under XDG were €300,000 per year, plus a performance bonus of €50,000 for the period July-June of each year and payable after Board of Directors approval. This agreement continued until the Company’s IPO. Since the IPO date, December 15, 2021, Dr. Russo has been employed by Genenta Science, Inc. with the same role and responsibilities under an employment agreement. The annual gross salary of Dr. Russo, as an employee, is $500,000 per year plus a 30% annual bonus subject to Board of Director approval.

For the year ended December 31, 2024, 2023, and 2022, the Company expensed approximately €611,000, €592,000 and €580,000, respectively, related to compensation for Dr. Russo. In July 2024 Mr. Russo received options on 100,000 shares of GNTA stock.

At December 31, 2024 and 2023, the Company accrued approximately € 145,000 and €156,000, respectively, for Dr. Russo’s bonus to reward the activity performed in 2024 and 2023. Dr. Russo’s bonus for 2024 and 2023 remained unpaid at December 31, 2024. At December 31, 2022, the Company accrued approximately €112,000 for Dr. Russo’s bonus to reward the activity performed in 2022, which bonus was paid in March 2023.

Richard Slansky

Mr. Slansky is the Chief Financial Officer of the Company. Prior the IPO, he was engaged by the Company to assist with financial, accounting, and audit support under an advisory agreement until the end of October 2021. On November 1, 2021, he joined the Company full-time and has been employed as Chief Financial Officer. Under his employment agreement, Mr. Slansky was entitled to receive a gross annual compensation of $300,000 per year plus a 30% annual bonus subject to Board of Director approval. Beginning January 1, 2023, his gross annual compensation was increased to $375,000 plus a 30% annual bonus subject to Board of Director approval.

For the years ended December 31, 2024, 2023, and 2022, the Company expensed approximately €458,000, €456,000, and €445,000, respectively, related to compensation for Mr. Slansky. At December 31, 2024 and 2023, the Company accrued approximately €108,000 and €116,000, respectively, for Mr. Slansky’s bonus to reward the activity performed in 2024 and 2023. Mr. Slansky’s bonus for 2024 and 2023 remained unpaid at December 31, 2024. At December 31, 2022, the Company accrued approximately €77,000 for Mr. Slansky’s bonus to reward the activity performed in 2022, which bonus was paid in March 2023. In July 2024 Mr. Slansky received options on 100,000 shares of GNTA stock.

In July 2022, Mr. Slansky was awarded a stock option grant and part of it was immediately vested, with value accrued into the Company’s Consolidated Statements of Operations and Comprehensive Loss of approximately €201,000.

OSR – San Raffaele Hospital

OSR - San Raffaele Hospital is a co-founder of the Company, and the Company is a corporate and research spin-off of OSR. OSR is one of the leading biomedical research institutions in Italy and Europe, with a 45-year history of developing innovative therapies and procedures. The Company has agreements to license technology, to perform research, pre-clinical and clinical activities, as well as to lease facilities and obtain certain other support functions. The Company’s headquarters is currently in an OSR facility.

Amended and Restated OSR License Agreement

The Company entered into an Amended and Restated License Agreement (the “ARLA”) with OSR in March 2023. The ARLA replaced the Company’s original license agreement originally entered into with OSR on December 15, 2014, as subsequently amended on March 16, 2017, February 1, 2019, December 23, 2020, September 28, 2021, January 22, 2022, September 29, 2022, and December 22, 2022 (the “Original OSR License Agreement”).

The effectiveness of the ARLA was subject to Italy’s Law Decree No. 21 of March 15, 2012 (i.e., the Italian Golden Power regulations), as subsequently amended and supplemented, and would not become effective until the applicable Italian governmental authority consented to the ARLA. On April 20, 2023, such consent was received and the ARLA became effective.

Pursuant to the terms of the ARLA, OSR has granted the Company an exclusive, royalty-bearing, non-transferrable (except with the prior written consent of OSR), sublicensable, worldwide license, subject to certain retained rights, to (1) certain patents, patent applications and existing know-how for the use in the field(s) of Interferon (“IFN”) gene therapy by lentiviral based-hematopoietic stem and progenitor cells (“HSPC”) gene transfer with respect to any solid cancer indication (including glioblastoma and solid liver cancer) and/or (b) any lympho-hematopoietic indication for which the Company exercises an option (described below); and (2) certain gene therapy products (subject to certain specified exceptions related to replication competent viruses) developed during the license term for use in the aforementioned field(s) consisting of any lentivirals or other viral vectors regulated by miR126 and/or miR130 and/or other miRs with the same expression pattern as miR126 and miR130 in hematopoietic cells for the expression of IFN under the control of a Tie2 promoter. Lympho-hematopoietic indication means any indication related to lympho-hematopoietic malignancies and solid cancer indication means any solid cancer indication (e.g., without limitation, breast, pancreas, colon cancer), with each affected human organ counting as a specific solid cancer indication.

The rights retained by OSR, and extending to its affiliates, include the right to use the licensed technology for internal research within the field(s) of use, the right to use the licensed technology within the field(s) of use other than in relation to the licensed products, and the right to use the licensed technology for any use outside the field(s) of use, but subject to the options described below. In addition, the Company granted OSR a perpetual, worldwide, royalty-free, non-exclusive license to any improvement generated by the Company with respect to the licensed technology, to conduct internal research within the field(s) of use directly, or in or with the collaboration third parties; and, for any use outside the field(s) of use, in which case the license is sublicensable by OSR. Finally, the world-wide rights for the field(s) of use granted to the Company regarding the Lentigen know-how are non-exclusive and cannot be sublicensed due to a pre-existing nonexclusive sublicense to these rights between OSR and GlaxoSmithKline Intellectual Property Development Limited.

Pursuant to the ARLA, the Company has an exclusive option exercisable until April 20, 2026 to any OSR product improvements at no additional cost, which could be useful for the development and/or commercialization of licensed products in the field of use. The Company also has an exclusive option exercisable until April 20, 2026 (the “LHI Option Period”) to any lympho-hematopoietic indication(s) to be included as part of the field of use, on an indication-by-indication basis, subject to the payment of specified option fees and milestone payments:

●	€1.0 million for the first lympho-hematopoietic indication;

●	€0.5 million for the second lympho-hematopoietic indication; and

●	€0.3 million for the third lympho-hematopoietic indication.

No option fee is due for the fourth lympho-hematopoietic indication and any subsequent lympho-hematopoietic indications.

The Company has the right to extend the LHI Option Period twice for additional 12-month periods, subject to the payment of specified extension fees.

Prior to the effective date of the ARLA, the Company paid OSR an upfront fee in amount equal to €250,000 pursuant to the Original OSR License Agreement.

Pursuant to the ARLA, as consideration, the Company agreed to pay OSR additional license fees equal to up to €875,000 in total, which are payable on April 20, 2023, December 31, 2023, and upon our entering into a sublicense agreement with a third party sublicensee (pursuant to which the Company is entitled to receive an upfront payment in an amount exceeding a specified threshold from such sublicensee) during the period between September 30, 2022 and April 20, 2028 (with most of these additional license fees being triggered upon our entering into such a sublicense agreement). In addition, the Company has agreed to pay OSR royalties and on a single digit percentage of the net sales of each licensed product. The royalty may be reduced upon the introduction of generic competition or patent stacking, but in no event would the royalty be less than half of what it would have otherwise been, but for the generic competition or patent stacking. The Company also agreed to pay OSR a royalty of our net sublicensing income for each licensed product and to pay OSR certain milestone payments upon the achievement of certain milestone events, such as the initiation of different phases of clinical trials of a licensed product, market authorization application (“MAA”) approval by a major market country, MAA approval in the United States, the first commercial sale of a licensed product in the United States and certain E.U. countries, and achievement of certain net sales levels.

As part of the ARLA, the Company has agreed to use reasonable efforts to involve OSR in Phase I clinical trials for licensed products in the field of use, subject to OSR maintaining any required quality standards and providing its services on customary and reasonable terms and consistent with then-applicable market standards. We are also obligated to carry out our development activities using qualified and experienced professionals and sufficient level of resources. In particular, consistent with the terms of the Original OSR License Agreement, the ARLA continues to require us to invest (a) at least €5,425,000 with respect to the development of the licensed products, and (b) at least €2,420,000 with respect to the manufacturing of such licensed products (subject to certain adjustments). (See Note 14. Commitments and contingencies.)

OSR maintains control of the preparation, prosecution and maintenance of the patents licensed. The Company is obligated to pay those costs unless additional licensees benefit from these rights, in which case the cost will be shared pro rata. OSR controls enforcement of the patents and know-how rights, at its own expense. In the event that OSR fails to file suit to enforce such rights after notice from the Company, the Company has the right to enforce the licensed technology within the field of use. Both the Company and OSR must consent to settlement of any such litigation, and all monies recovered will be shared, after reimbursement for costs, in relation to the damages suffered by each party, or failing a bona fide agreement between the Company and OSR, on a 50% - 50% basis.

The ARLA expires upon the expiry of the “Royalty Term” for all licensed products and all countries, unless terminated earlier. The Royalty Term begins on the first commercial sale of a licensed product in each country, on a country by country basis, and ends upon the later of the (a) expiration of the commercial exclusivity for such product in that country (wherein the commercial exclusivity refers to any remaining valid licensed patent claims covering such licensed product, any remaining regulatory exclusivity to market and sell such licensed product or any remaining regulatory data exclusivity for such licensed product), and (b) 10 years from the first commercial sale of such licensed product in such country.

The parties may terminate the agreement in the event the other party breaches its obligations therein, which termination shall become effective 60 business days following written notice thereof to the breaching party. The breaching party shall have the right to cure such breach or default during such 60 business days. OSR may terminate the agreement for failure to pay in the event that the Company fail to pay any of the upfront payment, additional license fees, sublicensing income or milestone payments within 30 days of due dates for each. In addition, OSR may terminate (with a 60-business-day prior written notice) the Company’s rights as to certain fields of use for the Company’s failure to achieve certain development milestones for specified licensed products within certain time periods, which may be subject to extension. In addition, OSR may terminate the agreement in the event that commercialization of a licensed product is not started within 24 months from the grant of both (i) the MAA approval and (ii) the pricing approval of such licensed product, provided that such termination will relate solely to such licensed product and to such country or region to which both such MAA approval and pricing approval were granted.

Amendment to OSR Amended and Restated License Agreement

On September 28, 2023, the Company and OSR entered into an amendment to the ARLA, whereby the Company and OSR agreed that the Company had fulfilled the obligations as set forth in the ARLA specific to Candidate Products 1 pursuant to the CP1 SRA. Furthermore, the amendment provides that the Company and OSR have no further obligations to negotiate and execute a sponsored research agreement for the performance of feasibility studies related to certain gene therapy products consisting of any lentiviral vectors regulated by miR126 and/or miR130 and/or other miRs with the same expression pattern as miR126 and miR130 in hematopoietic cells for the expression of cytokines and their variants (other than IFN or in addition to IFN) under the control of a Tie2 promoter, either alone or in combination with any immunotherapy (“Candidate Products 2”). Notwithstanding the removal of the obligation to enter into a sponsored research agreement with regards to Candidate Products 2, OSR granted the Company an exclusive option, to be exercised by sending written notice to OSR on or before September 30, 2025, to include certain intellectual property related to Candidate Products 2 and Candidate Products 2 as part of the licensed patents and licensed products under the ARLA. The option fee and the Company’s fee to extend the option period, if necessary, remain consistent with the prior fees to those costs reflected in the ARLA specific to Candidate Products 2. OSR will also have the right to prepare, file and prosecute patents and patent applications with respect to the results of Candidate Products 2. The amendment provides that the costs of the foregoing activities will be borne by the Company.

At December 31, 2024, the cumulative total amount of expense for the OSR clinical trial activity from inception amounted to approximately €11.5 million and including the cost for the exercise of the first and the second solid cancer indication option fee of €1.0 million, as well as the cost for ARLA fees of approximately €0.4 million.

At December 31, 2024, there were no pending activities with OSR related to any agreement in place prior to the ARLA effective date, except for the project called “TEM-MM unspent budget reallocated to the TEM-GBM study”, for which the last tranche of activities corresponding to the 20% of the total project of approximately €0.2 million still pending completion.

OSR Sponsored Research Agreement

On August 1, 2023, the Company entered into a Sponsored Research Agreement (“CP1 SRA”), which was contemplated under the ARLA, pursuant to which the Company will fund feasibility studies for certain gene therapy products consisting of any lentiviral vectors regulated by miR126 and/or miR130 and/or other miRs with the same expression pattern as miR126 and miR130 in hematopoietic cells for the expression of IFN under the control of a Tie2 promoter, in combination with any immunotherapy (“Candidate Products 1”), along with three additional research projects, to be conducted at OSR. If OSR determines that additional funds are needed, OSR will inform the Company and provide an estimate for completing the research.

During the period from the date of execution from the CP1 SRA until six months from the last report delivered to the Company under the CP1 SRA (the “CP1 Option Period”), the Company has the exclusive option to include certain intellectual property related to Candidate Products 1 and Candidate Products 1 as part of the licensed patents and licensed products under the ARLA. To exercise this option, the Company must pay an option exercise fee. The Company also has the right to extend the CP1 Option Period twice for additional 24-month periods. The extension requires payment of an extension fee for each 24-month extension.

As of December 31, 2024, the Company recorded and paid approximately €0.4 million for the CP1 SRA studies.

Operating leases

The Company entered into a non-cancelable lease agreement for office space in December 2020 (see Note 15 Commitments and contingencies below).